UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2009

QUICKSILVER GAS SERVICES LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33631	56-2639586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-8620

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 10, 2009, Quicksilver Gas Services LP (the “Partnership”) entered into a Purchase and Sale Agreement among Cowtown Pipeline L.P. (“Pipeline”), an indirect wholly-owned subsidiary of Quicksilver Resources Inc. (“Quicksilver Resources”), the Partnership and Cowtown Pipeline Partners L.P. (“Pipeline Partners”), an indirect wholly-owned subsidiary of the Partnership, to purchase various gas gathering pipeline and related properties located in the Alliance Airport area of Tarrant and Denton Counties, Texas from Pipeline for an aggregate cash purchase price of $87.1 million (the “Purchase and Sale Agreement”).  Quicksilver Resources has guaranteed the obligations of Pipeline under the Purchase and Sale Agreement, including its obligations to indemnify the Partnership and Pipeline Partners.  Pipeline Partners has agreed to lease certain gathering assets from Pipeline through December 29, 2011.  The Partnership will also have a contractual right to gather and treat Quicksilver Resources production from the Alliance Airport area for the next 10 years.  The purchase price is subject to adjustment for net cash flow between December 1, 2009, the effective date of the transaction, and closing.  Closing of the purchase and sale is subject to customary conditions to closing.  The Conflicts Committee, consisting solely of independent directors, of the Board of Directors (the “Board”) of Quicksilver Gas Services GP LLC, the sole general partner of the Partnership (the “General Partner”) and the Board have unanimously approved the terms of the Purchase and Sale Agreement.

On December 10, 2009, the Partnership issued a press release announcing that it entered into the Purchase and Sale Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The General Partner, an indirect wholly-owned subsidiary of Quicksilver Resources, holds a 1.9% general partner interest and incentive distribution rights in the Partnership.  Quicksilver Resources indirectly holds a 70.8% limited partner interest in the Partnership.  Certain directors and officers of the General Partner serve as directors and/or officers of Quicksilver Resources.

Item 8.01.	Other Events.

On December 10, 2009, the Partnership issued a press release announcing its 2010 capital budget.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 10, 2009, the Partnership issued a press release announcing a public offering by the Partnership of 4,000,000 common units representing limited partnership interests pursuant to an effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

  (d) Exhibits.

Exhibit Number	Description
10.1	Purchase and Sale Agreement, dated December 10, 2009, among Cowtown Pipeline L.P., Quicksilver Gas Services LP and Cowtown Pipeline Partners L.P.
99.1	Press Release dated December 10, 2009.
99.2	Press Release dated December 10, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER GAS SERVICES LP

By:	Quicksilver Gas Services GP LLC,
its General Partner

By:	/s/ Philip Cook
Philip Cook
Senior Vice President -
Chief Financial Officer

Date: December 10, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Purchase and Sale Agreement, dated December 10, 2009, among Cowtown Pipeline L.P., Quicksilver Gas Services LP and Cowtown Pipeline Partners L.P.
99.1	Press Release dated December 10, 2009.
99.2	Press Release dated December 10, 2009.